EXHIBIT 32

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned hereby certify, in his capacity as an officer of Inventure Foods, Inc. (the “Company”), that, to his knowledge:

1.                                      The Annual Report on Form 10-K/A for the period ended December 28, 2013 of the Company (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities of 1934, and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 14, 2014	By:	/s/ Terry McDaniel

Terry McDaniel
Chief Executive Officer
(Principal Executive Officer)

Date:	March 14, 2014	By:	/s/ Steve Weinberger

Steve Weinberger
Chief Financial Officer
(Principal Financial and Accounting Officer)